Property And Equipment	12 Months Ended
Dec. 31, 2010
Property And Equipment [Abstract]
Property And Equipment
2.  PROPERTY AND EQUIPMENT

    Property and equipment as of December 31, 2010 and 2009 consisted of the following (in millions):

	2010	2009

Drilling rigs and equipment	$5,175.2	$4,801.1
Other	50.4	47.0
Work in progress	1,519.0	1,303.1
	$6,744.6	$6,151.2

    Work in progress as of December 31, 2010 primarily consisted of $1,401.1 million related to the construction of our ENSCO 8500 Series® ultra-deepwater semisubmersible rigs and costs associated with various modification and enhancement projects. ENSCO 8503 was delivered in September 2010 and the related construction costs will remain classified as work in progress until the rig is placed into service during the first quarter of 2011.  Work in progress as of December 31, 2009 primarily consisted of $1,262.5 million related to the construction of our ENSCO 8500 Series® rigs and costs associated with various modification and enhancement projects.

    In June 2010, we recorded a $12.2 million loss from the impairment of ENSCO I, the only barge rig in our fleet, which is currently cold-stacked in Singapore and is included in our Asia Pacific operating segment. The loss on impairment was included in contract drilling expense in our consolidated statement of income for the year ended December 31, 2010. The impairment resulted from the adjustment of the rig's carrying value to its estimated fair value based on a change in our expectation that it is more-likely-than-not that the rig will be disposed of significantly before the end of its estimated useful life. ENSCO I was not classified as held-for-sale as of December 31, 2010, as a sale was not deemed probable of occurring within the next twelve months. See "Note 8 – Fair Value Measurements" for additional information on the fair value measurement of ENSCO I.